UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2013

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6584 Poplar Avenue Memphis, Tennessee		38138
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2013, Mid-America Apartment Communities, Inc., a Tennessee corporation (“MAA”) completed the previously announced merger transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated June 3, 2013, by and among MAA, Mid-America Apartments, L.P., a Tennessee limited partnership (“MAA Operating Partnership”), Martha Merger Sub, LP, a Delaware limited partnership and indirect wholly-owned subsidiary of MAA Operating Partnership (“OP Merger Sub”), Colonial Properties Trust, an Alabama real estate investment trust (“Colonial”), and Colonial Realty Limited Partnership, a Delaware limited partnership (“Colonial LP”). Pursuant to the Merger Agreement, on October 1, 2013, Colonial merged with and into MAA, with MAA continuing as the surviving corporation, and Colonial LP merged with and into OP Merger Sub, with Colonial LP continuing as the surviving entity and an indirect wholly-owned subsidiary of MAA Operating Partnership. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the mergers.

Item 1.01	Entry Into a Material Agreement.

Amended and Restated Partnership Agreement

Effective October 1, 2013, pursuant to the terms of the Merger Agreement, MAA, as general partner of MAA Operating Partnership, entered into a Third Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P. (the “Amended Partnership Agreement”) with the limited partners named therein. The Amended Partnership Agreement provides for, among other things, (i) revised methods for determining the priority of operating distributions, allocations of partnership income and loss, and liquidating distributions, (ii) the ability of the general partner to transfer its general partner interests in MAA Operating Partnership in connection with the redemption by MAA of shares of MAA common stock, or in certain specified circumstances relating to the occurrence of extraordinary transactions; (iii) more limited circumstances under which MAA may amend the Amended Partnership Agreement without consent from holders of common units in MAA Operating Partnership; (iv) a term for MAA Operating Partnership ending on September 21, 2043, and (v) a covenant that MAA shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition or disposition of partnership interests in MAA Operating Partnership and the management of the business of MAA Operating Partnership and incidental activities. Additionally, the Amended Partnership Agreement provides that MAA may, but shall be under no obligation to, take into account the tax consequences to any holder of units in MAA Operating Partnership, provided that (i) if MAA decides to refinance (directly or indirectly) any outstanding indebtedness of MAA Operating Partnership, MAA must use reasonable efforts to structure such refinancing in a manner that minimizes any adverse tax consequences therefrom to the limited partners of MAA Operating Partnership, and (ii) in deciding whether or not to dispose of any property that represents more than 1% of MAA’s total assets, MAA must consider in good faith the income tax consequences of such disposition for both itself and the limited partners of MAA Operating Partnership.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

The information set forth in Item 2.03 of this Current Report on Form 8-K and Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2013, MAA completed the merger transactions contemplated by the Merger Agreement, pursuant to which Colonial merged with and into MAA, with MAA continuing as the surviving corporation (the “Parent Merger”), and Colonial LP merged with and into OP Merger Sub, with Colonial LP continuing as the surviving entity and an indirect wholly-owned subsidiary of MAA Operating Partnership (the “Partnership Merger”). Pursuant to the Merger Agreement, at the effective time of the Parent Merger, each outstanding common share of beneficial interest, par value $0.01 per share, of Colonial (“Colonial Common Shares”) was converted into the right to receive 0.360 shares of MAA common stock, par value $0.01 per share (the “Merger Consideration”)

(other than shares held by any wholly-owned subsidiary of Colonial or by MAA or any of its subsidiaries, which were cancelled, and other than shares with respect to which dissenters’ rights were properly exercised and not withdrawn under applicable Alabama law), with cash in lieu of fractional shares. At the effective time of the Partnership Merger, which occurred immediately prior to the Parent Merger, each outstanding limited partnership interest in Colonial LP was automatically converted into 0.360 limited partnership units in MAA Operating Partnership. MAA issued approximately 31,981,652 shares of MAA common stock as consideration in the Parent Merger, and MAA Operating Partnership issued approximately 2,574,631 Class A limited partnership units in MAA Operating Partnership in the Partnership Merger. Based on the opening price of MAA common stock on October 1, 2013 as reported on the New York Stock Exchange, the aggregate value of the Merger Consideration paid or payable to former holders of Colonial Common Shares is approximately $2.0 billion, and the aggregate value of the limited partnership units of MAA Operating Partnership, which are convertible into MAA common stock, issued to former holders of limited partnership units in Colonial LP is approximately $161 million.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to MAA’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.03	Creation of Direct Financial Obligation.

Term Loan Agreements

On October 1, 2013, MAA Operating Partnership assumed and amended a Term Loan Agreement (the “U.S. Bank Loan Agreement”) with various lenders and with U.S. Bank National Association as joint lead arranger and administrative agent and with PNC Capital Markets as joint lead arranger, with an initial outstanding amount of $150,000,000 and the right to request an increase of an additional $100,000,000. MAA Operating Partnership’s obligations under the U.S. Bank Loan Agreement are guaranteed by MAA and certain subsidiaries. The term loan matures on May 11, 2017 and initially bears interest at a variable rate of LIBOR plus 1.40%.

On October 1, 2013, MAA Operating Partnership also assumed and amended a Term Loan Agreement (the “Wells Loan Agreement”) with various lenders and with Wells Fargo Bank, National Association as lead arranger and administrative agent, with an initial outstanding amount of $250,000,000 and the right to request an increase by an additional $150,000,000. MAA Operating Partnership’s obligations under the Wells Loan Agreement are guaranteed by MAA and certain subsidiaries. The term loan matures on August 1, 2018 and initially bears interest at a variable rate of LIBOR plus 1.80%.

The foregoing descriptions of the U.S. Bank Loan Agreement and the Wells Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the U.S. Bank Loan Agreement and the Wells Loan Agreement, which are filed herewith as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Novations

In connection with the consummation of the merger transactions contemplated by the Merger Agreement, on October 1, 2013, MAA entered into a Guaranty (the “Guaranty”) with Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to which MAA guaranteed the obligations of MAA Operating Partnership under an ISDA Master Agreement that MAA Operating Partnership entered into with Wells Fargo on October 1, 2013. Additionally, MAA Operating Partnership, Wells Fargo, and Colonial LP entered into four Novation Confirmations, pursuant to which certain swap agreements originally entered into by Colonial LP were transferred to MAA Operating Partnership. The notional amount of these swap agreements range from $50 million to $200 million and have maturity dates ranging from May 11, 2017 to August 1, 2018.

The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, which is filed herewith as Exhibit 10.4, and is incorporated herein by reference.

Mortgage Loans

As a result of the merger transactions contemplated by the Merger Agreement, MAA, through its subsidiaries, assumed approximately $1,640,184,000 aggregate principal amount of existing mortgage indebtedness of Colonial LP’s subsidiaries, of which $13,963,000 pertains to assets held by Colonial LP in joint ventures. The mortgage loans are collateralized by a total of 39 underlying properties (36 of which are wholly owned by Colonial LP), bear interest either at fixed rates ranging from 5.02% to 8.10% per annum or at a variable rate of 3.10% (as of August 31, 2013), and have remaining maturities ranging from approximately 3 months to 12 years.

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth in Item 1.01 (relating to the Amended Partnership Agreement) and Item 5.03 of this Current Report on Form 8-K, and Exhibits 3.1 and 10.1 to this Current Report on Form 8-K, are incorporated in this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On October 1, 2013, effective as of the effective time of the Parent Merger, as approved by resolutions of MAA’s board of directors and pursuant to the terms of the Merger Agreement, the number of directors on the MAA board of directors was increased to 12, and the following former members of the Colonial board of trustees were appointed to the MAA board:

Thomas H. Lowder

James K. Lowder

Claude B. Nielsen

Harold W. Ripps

John W. Spiegel

Any committee assignments for the new members of the MAA board of directors will be determined at a future meeting of the MAA board of directors. MAA’s directors prior to the effectiveness of the merger transactions contemplated by the Merger Agreement will continue as directors of MAA.

The new directors will receive compensation consistent with that received by MAA’s other non-employee directors as disclosed in MAA’s definitive proxy statement, filed with the Securities and Exchange Commission on March 22, 2013, in connection with MAA’s 2013 annual meeting of shareholders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 17, 2013, MAA’s board of directors approved and adopted the Second Amended and Restated Bylaws of MAA (the “Amended Bylaws”), which became effective on October 1, 2013 in connection with the consummation of the merger transactions contemplated by the Merger Agreement. MAA’s bylaws were amended and restated to provide for, among other things:

•	modification of the standard for a quorum to be a majority of votes entitled to be cast on the applicable matter;

•	modification of the required vote on actions by shareholders, with the exception of election of directors, so that a matter will be approved if the number of votes cast favoring the action exceeds the number of votes cast against the action;

•	elimination of the minimum and maximum size limits for MAA’s board of directors pursuant to the bylaws, provided that the number of directors may not be fewer than the number required by the Tennessee Business Corporation Act;

•	the ability by MAA’s board of directors to remove a director by a vote of a majority of MAA’s directors;

•	modification of the types of actions that MAA’s board of directors may not delegate to committees;

•	modification of the required vote by shareholders to remove a director so that such a removal will be approved if the number of votes cast favoring removal exceeds the number of votes cast against removal; and

•	the ability of MAA’s board of directors to remove MAA’s officers with or without cause.

The Amended Bylaws took effect on October 1, 2013.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in Item 1.01 (relating to the Amended Partnership Agreement) of this Current Report on Form 8-K, and Exhibit 10.1 to this Current Report on Form 8-K, are incorporated in this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On October 1, 2013, MAA and Colonial issued a joint press release announcing the completion of the mergers. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Colonial and Colonial LP for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010 and the unaudited condensed consolidated financial statements of Colonial and Colonial LP for the six months ended June 30, 2013 are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated financial statements of MAA for the six months ended June 30, 2013 and for the year ended December 31, 2012, giving effect to the Parent Merger, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

The unaudited pro forma condensed consolidated financial statements of MAA Operating Partnership for the six months ended June 30, 2013 and for the year ended December 31, 2012, giving effect to the Parent Merger, are filed herewith as Exhibit 99.5 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Martha Merger Sub, LP, Colonial Properties Trust, and Colonial Realty Limited Partnership, dated as of June 3, 2013 (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013).
3.1*	Second Amended and Restated Bylaws of Mid-America Apartment Communities, Inc., dated as of October 1, 2013.
10.1*	Third Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P., dated as of October 1, 2013.
10.2*	Amended and Restated Term Loan Agreement by and among Mid-America Apartments, L.P., as Borrower, U.S. Bank National Association as Administrative Agent and Joint Lead Arranger, PNC Capital Markets LLC as Joint Lead Arranger, PNC Bank, National Association as Syndication Agent and the Lenders party thereto, dated as of October 1, 2013.
10.3*	Amended and Restated Term Loan Agreement by and among Mid-America Apartments, L.P., as Borrower, Wells Fargo Bank, National Association as Administrative Agent, Wells Fargo Securities, LLC as Lead Arranger, PNC Bank, National Association and U.S. Bank National Association as Documentation Agents and the Lenders party thereto, dated as of October 1, 2013.
10.4*	Guaranty by Mid-America Apartment Communities, Inc. in favor of Wells Fargo Bank, National Association, dated as of October 1, 2013.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of Deloitte & Touche LLP.
99.1*	Press release, dated October 1, 2013.
99.2*	Audited consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010.
99.3*	Unaudited condensed consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for the six months ended June 30, 2013.
99.4*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartment Communities, Inc. for the six months ended June 30, 2013 and for the year ended December 12, 2012.
99.5*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartments, L.P. for the six months ended June 30, 2013 and for the year ended December 12, 2012.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 2, 2013	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: October 2, 2013	MID-AMERICA APARTMENTS, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Martha Merger Sub, LP, Colonial Properties Trust, and Colonial Realty Limited Partnership, dated as of June 3, 2013 (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2013).
3.1*	Second Amended and Restated Bylaws of Mid-America Apartment Communities, Inc., dated as of October 1, 2013.
10.1*	Third Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P., dated as of October 1, 2013.
10.2*	Amended and Restated Term Loan Agreement by and among Mid-America Apartments, L.P., as Borrower, U.S. Bank National Association as Administrative Agent and Joint Lead Arranger, PNC Capital Markets LLC as Joint Lead Arranger, PNC Bank, National Association as Syndication Agent and the Lenders party thereto, dated as of October 1, 2013.
10.3*	Amended and Restated Term Loan Agreement by and among Mid-America Apartments, L.P., as Borrower, Wells Fargo Bank, National Association as Administrative Agent, Wells Fargo Securities, LLC as Lead Arranger, PNC Bank, National Association and U.S. Bank National Association as Documentation Agents and the Lenders party thereto, dated as of October 1, 2013.
10.4*	Guaranty by Mid-America Apartment Communities, Inc. in favor of Wells Fargo Bank, National Association, dated as of October 1, 2013.
23.1*	Consent of Deloitte & Touche LLP.
23.2*	Consent of Deloitte & Touche LLP.
99.1*	Press release, dated October 1, 2013.
99.2*	Audited consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010.
99.3*	Unaudited condensed consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for the six months ended June 30, 2013.
99.4*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartment Communities, Inc. for the six months ended June 30, 2013 and for the year ended December 12, 2012.
99.5*	Unaudited pro forma condensed consolidated financial statements of Mid-America Apartments, L.P. for the six months ended June 30, 2013 and for the year ended December 12, 2012.

*	Filed herewith